UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 14, 2017 (Date of Earliest Event Reported: February 14, 2017)

TCP INTERNATIONAL HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Switzerland	1-36521	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Alte Steinhauserstrasse 1
6330 Cham, Switzerland
(Address of principal executive offices)
(330) 995-6111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 14, 2017, TCP International Holdings Ltd. (the "Company") issued a press release announcing the appointment of Gonzaga Hofstatter as the Company's Senior Vice President of Operations. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

EXHIBIT INDEX	DESCRIPTION

99.1	Press release, dated February 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TCP INTERNATIONAL HOLDINGS LTD.
By:	/s/ Zachary Guzy
Zachary Guzy Chief Financial Officer

Date: February 14, 2017